EXHIBIT 10.9


May 9, 2006





Ironclad Performance Wear Corporation
1111 East El Segundo Blvd.
El Segundo, CA 90245

Ladies and Gentlemen:

         The undersigned understands that Ironclad Performance Wear Corporation ("IRONCLAD") will merge with and into Ironclad Merger Corporation ("MERGERCO"), a wholly-owned subsidiary of Europa Trade Agency Ltd. ("EUTA"), and all holders of the capital stock of Ironclad Performance Wear Corporation will exchange their shares of Ironclad for shares in EUTA (the "MERGER"). The undersigned further understands that Brean Murray, Carret & Co. ("BMC") and GP Group, LLC ("GP") are acting as co-placement agents in connection with the Equity Financing (as defined in the Agreement and Plan of Merger by and among EUTA, Mergerco and Ironclad) to be completed concurrently with, and as a condition to, the Merger.

         As a condition of the Merger and the Offering, and as a material inducement to BMC and GP and Ironclad in completing the foregoing transactions, the undersigned hereby enters into this Lock-Up Agreement (this "AGREEMENT") and agrees that except for an Exempt Transfer (as defined below), during the period commencing on the closing date of the Merger and ending on the date which is twelve (12) months thereafter (the "LOCK-UP PERIOD"), the undersigned will not, directly or indirectly, through an "affiliate" or "associate" (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the "SECURITIES Act")), family member or otherwise, (i) offer, sell, assign, transfer, pledge or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner (either privately or publicly pursuant to Rule 144 of the General Rules and Regulations under the Securities Act, or otherwise) any shares of the Common Stock, par value $0.001 per share, of EUTA ("EUTA COMMON STOCK") or any other securities of EUTA, including but not limited to any securities convertible or exchangeable into shares of EUTA Common Stock or options, warrants or other rights to acquire EUTA Common Stock beneficially owned (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("RULE 13D-3")) or controlled or held by the undersigned on the date hereof or hereafter acquired, controlled or held by the undersigned in any manner whatsoever (collectively the "EUTA LOCK-UP SHARES"), or (ii) enter into any hedging, swap, short sale or other similar transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the EUTA Lock-Up Shares, whether any such transaction is to be settled by delivery of common stock or other securities, in cash or otherwise, during the Lock-Up Period.

         For the purposes hereof, "EXEMPT TRANSFER" means: (a) any transfer of up to ten percent (10%) of the EUTA Lock-Up Shares then held during each twenty
(20) trading days immediately following the 90-Day Effectiveness Period (defined below) (each such twenty (20) trading-day period, a "DESIGNATED TRADING PERIOD"), but only if (A) the per share closing price of EUTA Common Stock on the NASDAQ OTC Bulletin Board has exceeded $3.00 (as adjusted for any stock splits, combinations, stock dividends, reclassifications or other similar events) on at least twenty (20) of thirty (30) trading days during the Applicable Look-Back Period (defined below), and (B) an average daily trading volume of at least 100,000 shares (as adjusted for any stock splits, combinations, stock dividends, reclassifications or other similar events) is maintained for the EUTA Common Stock during any twenty (20) of thirty (30) trading days during the Applicable Look-Back Period, PROVIDED, HOWEVER, that (for the avoidance of doubt) in no event shall (1) any EUTA Lock-Up Shares be released (pursuant to this paragraph) from any of the obligations under this Agreement at any time before the first trading day immediately following the expiration of the 90-Day Effectiveness Period and (2) more than ten percent (10%) of the EUTA Lock-Up Shares be released (pursuant to this paragraph) from any of the obligations under this Agreement during any Designated Trading Period; (b) after the initial closing of a Subsequent Equity Financing Transaction (defined below), any transfer of the EUTA Lock-Up Shares; and (c) any transfer of up to twelve and one half percent (12.5%) of the EUTA Lock-Up Shares then held during each of the first eight calendar months following expiration of the 90-Day Effectiveness Period.


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Ironclad Performance Wear Corporation
Page 2


         For the purposes hereof, the following terms have the meanings set forth below: (i) "APPLICABLE LOOK-BACK PERIOD" means, with respect to any determination date (which shall not be on any date or at any time before the first trading day after expiration of the 90-Day Effectiveness Period), the thirty (30) trading days immediately preceding (not inclusive of) such determination date; (ii) "90-DAY EFFECTIVENESS PERIOD" means the period of ninety (90) days after the date on which the registration statement covering the resale of shares sold in the Equity Financing (as defined in the Agreement and Plan of Merger by and among EUTA, Mergerco and Ironclad) shall have been declared effective by the Securities and Exchange Commission; (iii) "CONVERTIBLE DEBT SECURITIES" means notes or debentures issued by EUTA after the consummation of the Merger that include terms entitling the holders of such notes or debentures to convert amounts owed under them into common stock or preferred stock of EUTA; (iv) "NON-CONVERTIBLE DEBT TRANSACTION" means any financing transaction subsequent to the consummation of the Merger in which EUTA issues debt securities (including, without limitation, notes or debentures) other than Convertible Debt Securities, whether or not warrants, options or other similar derivative securities are also issued in such financing transaction (and whether or not the holders of such warrants, options or other derivative securities are entitled to registration rights); and (vi) "SUBSEQUENT EQUITY FINANCING
TRANSACTION" means the closing of any financing transaction that is completed after the consummation of the Merger and yields gross proceeds to EUTA of at least Three Million Dollars ($3,000,000) from the sale of EUTA's common stock, preferred stock or Convertible Debt Securities (for the avoidance of doubt and without limiting the generality of the foregoing, Subsequent Equity Financing Transaction shall not include the Equity Financing, any other transactions relating to or consummated in connection with the Merger or any Non-Convertible Debt Transaction).

         The undersigned hereby agrees to the placement of a legend on the certificates representing the EUTA Lock-Up Shares to indicate the restrictions on resale of the EUTA Lock-Up Shares imposed by this agreement and/or the entry of stop transfer orders with the transfer agent and the registrar of EUTA's securities against the transfer of the EUTA Lock-Up Shares except in compliance with this Agreement. In the case of any EUTA Lock-Up Shares for which the undersigned is the beneficial (as determined pursuant to Rule 13d-3) but not the record holder, the undersigned agrees to cause the record holder to authorize the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on its books and records with respect to such EUTA Lock-Up Shares.

         To the extent that the undersigned has any rights with respect to the registration of any EUTA Lock-Up Shares pursuant to any agreement with the Company, and to the extent that such agreement and the rights conferred thereunder may be inconsistent with the terms of this Agreement, the undersigned agrees that the terms of this Agreement shall govern.


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Ironclad Performance Wear Corporation
Page 3


         The undersigned hereby represents and warrants (i) that the undersigned has full power and authority to enter into this Agreement and (ii) that all of the EUTA Lock-Up Shares beneficially owned (as determined pursuant to Rule 13d-3) by the undersigned are listed on the attached Annex I. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned. The undersigned acknowledges and agrees that the undersigned is delivering this Agreement for (and the rights hereunder shall inure to) the benefit of Ironclad, BMC, GP and each of their respective representatives, successors and assigns (in the case of Ironclad, including without limitation, EUTA after the effective time of the Merger), and that each of the foregoing parties may enforce each and all of the obligations hereunder.

         Any right of the undersigned to sell any portion of the EUTA Lock-Up Shares, as discussed herein is subject at all times to compliance with all applicable state and Federal securities laws, rules and regulations.

         This Agreement represents the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements, negotiations, understandings, letters of intent, representations, statements and writings between the parties relating thereto. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed on behalf of the party to be charged therewith.

         The undersigned understands that Ironclad, BMC and GP will rely upon this Agreement in proceeding toward consummation of the Merger and the Equity Financing.

                                         Very truly yours,



                                         ------------------------------


AGREED to and ACCEPTED as of the date hereof.

IRONCLAD PERFORMANCE WEAR CORPORATION



By:
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Name:
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Title:
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                                     ANNEX 1
       LIST OF EUTA LOCK-UP SHARES BENEFICIALLY OWNED BY ________________

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  REGISTERED NAME OF HOLDER     TYPE OF SECURITY      CERT. NO.   NO. OF SHARES
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